SCHEDULE 14A INFORMATION

                 Proxy Statement
Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                (Amendment No. )

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
               (as permitted by Rule 14a-6(e)(2))
[X  ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                  The Gabelli Convertible Securities Fund, Inc.

                (Name Of Registrant As Specified In Its Charter)

    (Name Of Person(s) Filing Proxy Statement, If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

       2) Aggregate number of securities to which transaction applies:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

       4) Proposed maximum aggregate value of transaction:

         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

       5) Total fee paid:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:



      The Gabelli Convertible Securities Fund, Inc.
                    One Corporate Center
                    Rye, New York 10580-1434
                         (914) 921-5070
                         _____________
                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To Be Held on May 15, 2000
                         -------------

To the Shareholders of
THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Convertible Securities Fund, Inc. (the "Fund") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, on Monday, May 15, 2000 at 8:30 a.m. for the following purposes:
         1. To elect three (3) Directors of the Fund, with holders of the Fund's Common Stock and holders of the Fund's 8% Cumulative Preferred Stock voting together as a single class (Proposal
                  1);
         2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending December 31, 2000 (Proposal 2); and
         3.       To consider  and vote upon such other  matters as may properly come before the Meeting or any adjournment thereof.
         These  items are  discussed  in greater  detail in the  attached  Proxy
Statement.
         The close of business on March 6, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
                                                     By Order of the Directors

                                                     JAMES E. MCKEE
                                                       Secretary
April 5, 2000

                                    INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


         Registration                                      Valid Signature

         Corporate Accounts
         (1)  ABC Corp. ...................................     ABC Corp.
         (2)  ABC Corp. ................................... John Doe, Treasurer
         (3)  ABC Corp.
              c/o John Doe, Treasurer.........................     John Doe
         (4)  ABC Corp., Profit Sharing Plan...............   John Doe, Trustee

         Trust Accounts
         (1)  ABC Trust....................................Jane B. Doe, Trustee
         (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78...............................    Jane  B. Doe

         Custodian or Estate Accounts
         (1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA................    John B. Smith
         (2)  John B. Smith........................John B. Smith, Jr., Executor


                          Telephone/Internet Voting

         Shares held through various brokerage firms may offer the convenience of voting via telephone or the Internet. If available, instructions are included with this Proxy Statement and ballot.

                         THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                                             ____________

                                 ANNUAL MEETING OF SHAREHOLDERSMay 15, 2000
                                               -------------

                                              PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Gabelli Convertible Securities Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on May 15, 2000 at 8:30 a.m. at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement are first being mailed to shareholders on or about April 5, 2000.

         In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of EquiServe, the Fund's transfer agent, affiliates of EquiServe or other representatives of the Fund also may solicit proxies by Internet, telephone, telegraph or in person. In addition, the Fund has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a minimum fee of $3,500 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Fund's most recent annual report is available upon request, without charge, by writing the Fund at One Corporate Center, Rye, New York, 10580-1434 or calling the Fund at 1-800-422-3554 or via the Internet at www.gabelli.com.

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares (as defined below) represented thereby will be voted FOR the election of the nominees as Directors and FOR Proposal 2 listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

         In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST any proposals against such adjournment.

         The close of business on March 6, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

         The Fund has two classes of capital stock: common stock, par value $0.001 per share ("Common Stock") and 8% Cumulative Preferred Stock, par value $0.001 per share ("Preferred Stock", together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 7,890,645 shares of Common Stock and 1,200,000 shares of Preferred Stock outstanding.
         The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding Shares of Common Stock and Preferred Stock as of the record date:

                                                                 Beneficial/Record
Name and Address of                                        Amount of Shares and Nature
Owner(s)                                Title of Class             of Ownership           Percent of Class

Cede & Co. FAST*                               Common            4,284,317   (record)           54.29%
P.O. Box 20 Bowling Green Station
New York, NY 10274                            Preferred          1,174,045   (record)           97.84%

Mario J. Gabelli and affiliates***             Common            1,003,262   (beneficial)       12.71%
One Corporate Center
Rye, NY 10580

Bear, Stearns Securities Corp.**               Common              916,404   (record)           11.61%
One Metrotech Center North,4th Floor
Brooklyn, NY 11201

Prudential Securities, Inc.**                  Common              662,029   (record)            8.39%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

Charles Schwab & Co., Inc.**                   Common              547,321   (record)            6.94%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717                            Preferred             66,849   (record)            5.57%

Salomon Smith Barney, Inc.**                  Preferred            451,740   (record)           37.65%
333 W. 34th Street
New York, NY 10001

A.G. Edwards & Sons, Inc.**
125 Broad Street, 40th Floor                  Preferred             83,806   (record)            6.98%
New York, NY  10004

*    A nominee partnership of The Depository Trust Company.

**   Shares held at The Depository Trust Company.

***  Includes 135,781 shares owned directly by Mr. Gabelli, 703,884 shares owned by Gabelli Funds, LLC or its affiliates, 50,992 shares owned by the Gabelli
     &  Company,   Inc.   Profit-Sharing  Plan,  and  112,605  shares  owned  by
     discretionary  accounts  managed by GAMCO  Investors,  Inc., a wholly-owned subsidiary of Gabelli Asset Management Inc.



                                SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS


          Proposal                      Common Stockholders                     Preferred Stockholders

1.  Election of Directors     Common and Preferred Stockholders,        Common and Preferred Stockholders,
                              voting together as a single class,        voting together as a single class,
                              elect three Directors:   E. Val           elect three Directors:   E. Val
                              Cerutti, Dugald A.                        Cerutti, Dugald A. Fletcher and
                              Fletcher and Anthony R. Pustorino         Anthony R. Pustorino

2. Selection of Accountant Common and Preferred Stockholders, voting together as a single class

3. Other Business Common and Preferred Stockholders, voting together as a single class

         In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                PROPOSAL 1: TO ELECT THREE DIRECTORS OF THE FUND

         The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. E. Val Cerutti, Dugald A. Fletcher and Anthony R. Pustorino have each been nominated for a three-year term to expire at the Fund's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified. All of the nominees are current Directors of the Fund and all of the current Directors, except Dugald A. Fletcher, are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser.
         Under the Fund's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, Articles Supplementary and By-Laws. The holders of Preferred Stock would elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. Felix J. Christiana and Anthony J. Colavita are currently Directors elected solely by the holders of the Fund's Preferred Stock.
         Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. The business address of each Director is One Corporate Center, Rye, NY 10580-1434.



                                                                                           Number and Percentage
                                                                                                 of Shares
                                                                                            Beneficially Owned**
Name, Position with the Fund, Business Experience                                        Directly or Indirectly on
During Past Five Years and Age                                                                 March 6, 2000
------------------------------                                                                 -------------

Nominees to Serve until 2003 Annual Meeting of Shareholders                                 Common      Preferred
-----------------------------------------------------------                                 ------      ---------

E. Val Cerutti                                                                             2,696***         0
Director of the Fund since 1989. Chief Executive Officer of Cerutti Consultants, Inc.;
Former President and Chief Operating Officer of Stella D'oro Biscuit Company (through
1992); Adviser, Iona College School of Business; Director of Lynch Corporation.  Mr.
Cerutti is 61 years old.
(4)(9)

*Dugald A. Fletcher                                                                       10,452***         0
Director of the Fund since 1989. President, Fletcher & Company, Inc.; Director (since
February 1991) and formerly Chairman and Chief Executive Officer of Binnings Building
Products, Inc.; Adviser to The Gabelli Growth Fund.  Director of Harris and Harris
Group, Inc. (venture capital).  Mr. Fletcher is 71 years old.  (4)

Anthony R. Pustorino                                                                       4,378***         0
Director of the Fund since 1989. Certified Public Accountant; Professor of Accounting,
Pace University, since 1965.  Mr. Pustorino is 74 years old.
(1)(3)(4)(5)(6)(7)(10)(13)(16)(17)(19)

         The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.

                                                                                           Number and Percentage
                                                                                                 of Shares
                                                                                            Beneficially Owned**
Name, Position with the Fund,                                                            Directly or Indirectly on
Business Experience During Past Five Years and Age                                             March 6, 2000
--------------------------------------------------                                             -------------

Directors Serving until 2001 Annual Meeting of Shareholders                                 Common      Preferred
-----------------------------------------------------------                                 ------      ---------

*Mario J. Gabelli, CFA                                                                    1,003,262      3,500***
Chairman of the Board, President and Chief Investment Officer of the Fund since 1989;      (12.71%)
Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.;
Chief Investment Officer of Gabelli Funds, LLC and GAMCO Investors, Inc.; Chairman of
the Board and Chief Executive Officer of Lynch Corporation (diversified manufacturing company) and Chairman of the Board of Lynch Interactive Corporation (multimedia and services company); Director of Spinnaker Industries, Inc. (manufacturing company).
Mr. Gabelli is 57 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)

Felix J. Christiana                                                                       15,484***         0
Director of the Fund since 1989.  Former Senior Vice President of Dollar Dry Dock
Savings Bank.  Mr. Christiana is 74 years old.
(1)(4)(5)(6)(7)(8)(10)(13)(16)(17)(19)

*Karl Otto Pohl                                                                               0             0
Director of the Fund since 1992.  Member of the Shareholder Committee of Sal Oppenheim
Jr. & Cie (private investment bank); Board Member of TrizecHahn Corporation (real estate company) and Zurich Allied (insurance company); Director of Gabelli Asset
Management Inc.; Former President of the Deutsche Bundesbank and Chairman of its
Central Bank Council from 1980 through 1991.  Mr. Pohl is 70 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)(18)(19)



Directors Serving until 2002 Annual Meeting of Shareholders

Anthony J. Colavita                                                                       25,330***       800***
Director of the Fund since 1989. President and Attorney at Law in the law firm of
Anthony J. Colavita, P.C. since 1961.  Mr. Colavita is 65 years old.
(1)(2)(3)(4)(5)(6)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)(18)(19)

Anthonie C. van Ekris                                                                      3,180***         0
Director of the Fund since 1992. Managing Director of Balmac International, Ltd.;
Director of Spinnaker Industries, Inc.; Director of Stahel Mardmeyer A.Z.  Mr. van
Ekris is 66 years old.
(1)(3)(4)(5)(8)(9)(10)(11)(13)(14)(19)

Salvatore J. Zizza                                                                        20,822***         0
Director of the Fund since 1991. Chairman of The Bethlehem Corp.; Board Member of
Hollis Eden Pharmaceuticals; Former Executive Vice President of FMG Group (a
healthcare provider); Former President and Chief Executive Officer of the Lehigh Group
Inc. (an electrical supply wholesaler); Former Chairman of the Executive Committee and
Director of Binnings Building Products, Inc.; Adviser to The Gabelli Growth Fund.  Mr.
Zizza is 54 years old.
(1)(4)(6)(7)(16)

Directors and Officers as a Group                                                         1,085,604      4,300***
                                                                                           (13.76%)

* "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an "interested person" of each Fund as a result of his employment as an officer of the Fund and the Adviser. Mr. Gabelli is a registered representative of a broker-dealer that is majority owned by Gabelli Asset Management Inc., the parent company of the Adviser. Mr. Pohl is a director of the parent company of the Adviser. Mr. Fletcher may be an "interested person" as a result of his past association within the last three years with Binnings Building Products, Inc., an entity which was controlled by GLI, Inc., an affiliate of the Adviser.

** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

***  Less than 1%.

(1)    Trustee of The Gabelli Asset Fund               (10)   Trustee of The Gabelli Growth Fund
(2)    Trustee of Gabelli Blue Chip Value Fund         (11)   Director of Gabelli International Growth
                                                              Fund, Inc.
(3)    Director of Gabelli Capital Series Funds, Inc.  (12)   Director of Gabelli Investor Funds, Inc.
(4)    Director of The Gabelli Convertible             (13)   Trustee of The Gabelli Mathers Fund
       Securities Fund, Inc.
(5)    Director of Gabelli Equity Series Funds, Inc.   (14)   Trustee of The Gabelli Money Market Funds
(6)    Director of The Gabelli Equity Trust Inc.       (15)   Trustee of The Gabelli Utilities Fund
(7)    Director of The Gabelli Global Multimedia       (16)   Trustee of The Gabelli Utility Trust
       Trust Inc.
(8)    Director of Gabelli Global Series Funds, Inc.   (17)   Director of The Gabelli Value Fund Inc.
(9)    Director of Gabelli Gold Fund, Inc.             (18)   Trustee of The Gabelli Westwood Funds
                                                       (19)   Director of The Treasurer's Fund, Inc.

         The Fund pays each Director not affiliated with the Adviser or its affiliates a fee of $5,000 per year plus $750 per meeting attended, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Fund to such Directors during the fiscal year ended December 31, 1999 amounted to $58,542.

         During the year ended December 31, 1999, the Directors of the Fund met five times, one of which was a special meeting of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Messrs. Christiana and Pustorino serve on the Fund's Audit Committee and these Directors are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Fund. During the fiscal year ended December 31, 1999, the Audit Committee met twice. The Fund has a Nominating Committee which did not meet during the year and does not have a standing compensation committee.

Executive Officers of the Fund

         Officers of the Fund are appointed by the Directors to serve at the pleasure of the Board. Listed below is a brief description of the recent business experience of each executive officer of the Fund who is not included in the listing of Directors. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

Name, Position with the Fund,Principal Occupation During Past Five Years and Age

Bruce N. Alpert
Vice President and Treasurer since 1989. Officer of the Trust since its inception. Executive Vice President and Chief Operating Officer of the Adviser. Director and President of Gabelli Advisers, Inc. Vice President of the Treasurer's Fund, Inc. and Vice President of The Gabelli Westwood Funds. Officer of all registered investment companies advised by the Adviser. Mr. Alpert is 48 years old.

James E. McKee
Secretary since 1995.  Secretary of the Adviser.  Vice President,
Secretary and General Counsel of GAMCO Investors, Inc. since 1993 and of Gabelli Asset Management Inc. since 1999. Secretary of the registered investment companies advised by the Adviser and Gabelli Advisers, Inc. Mr. McKee is 36 years old.

Peter W. Latartara
Vice  President  since 1998.  Assistant Vice President of the
Fund since May 1997 and officer of one other Gabelli fund. Formerly, Assistant Vice President of Gabelli & Company, Inc. since 1996. Prior to 1996, Mr. Latartara was with the government relations firm of Black, Manafort, Stone and Kelly in Washington, D.C. Mr. Latartara is 32 years old.

         The following table sets forth certain information regarding the compensation of the Fund's directors and officers. Mr. Latartara is employed by the Fund and is not employed by the Adviser. Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

                                             Compensation Table
                                for the Fiscal Year Ended December 31, 1999

                                                                             Total Compensation from
                                          Aggregate Compensation from      the Fund and Fund Complex
Name of Person and Position                         the Fund               Paid to Directors/Officers*

Mario J. Gabelli                                   $      0                      $      0    (17)
Chairman of the Board

E. Val Cerutti                                     $  8,500                      $ 10,500    (2)
Directors

Felix J. Christiana                                $  8,500                      $ 99,250    (11)
Director

Anthony J. Colavita                                $  8,500                      $94,875     (18)
Director

Dugald A. Fletcher                                 $  8,500                      $ 17,000    (1)
Director

Karl Otto Pohl                                     $    542                      $ 7,042     (19)
Director

Anthony R. Pustorino                               $  7,000                      $107,250    (11)
Director

Anthonie C. van Ekris                              $  8,500                      $ 60,000    (11)
Director

Salvatore J. Zizza                                 $  8,500                      $ 58,750    (5)
Director

Peter W. Latartara                                 $ 62,500                      $125,000    (2)
Vice President

* Represents the total compensation paid to such persons during the calendar year ended December 31, 1999 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated advisers. The number in parentheses represents the number of such investment companies.

Required Vote

         Election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the Shares of the Fund (Common and Preferred Stockholders vote together as a single class) represented at the Meeting if a quorum is present.

 THE  BOARD   OF   DIRECTORS,   INCLUDING   THE "NON-INTERESTED"  DIRECTORS,
 RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

         PROPOSAL 2: TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
AS THE INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE YEAR ENDING DECEMBER 31, 2000

         Upon recommendation by the Audit Committee, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected by the vote of a majority of those Directors who are not "interested persons" of the Fund to serve as independent accountants for the Fund's fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has advised the Fund that it is independent with respect to the Fund in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "SEC").

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

Required Vote

         Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of Shares of the Fund (Common and Preferred Stockholders voting together as a single class) represented at the Meeting if a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE YEAR ENDING DECEMBER 31, 2000.

                           ADDITIONAL INFORMATION

The Investment Adviser and Administrator

         Gabelli Funds, LLC is the Fund's Adviser and administrator. The business address for Gabelli Funds, LLC is One Corporate Center, Rye, New York 10580-1434.

Compliance with the Securities Exchange Act of 1934

         Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's officers and directors, officers and directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it receives, the Fund believes that during 1999, such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

         If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) is unmarked or marked with an abstention (collectively, "abstentions") the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) provides that the three candidates who receive the highest number of votes cast at the meeting are elected; therefore, abstentions will be disregarded. The ratification of PricewaterhouseCoopers LLP as independent accountants of the Fund (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded.

         Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report dated June 30, 2000.

                                  OTHER MATTERS TO COME BEFORE THE MEETING

         The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                                           SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2001 must be received by the Fund for consideration for inclusion in the Fund's Proxy Statement and proxy relating to that meeting no later than December 7, 2000.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                  GBFCS-PS-00

          [X]     PLEASE MARK VOTES
                  AS IN THIS EXAMPLE

------------------------------------------------------------------

          THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

------------------------------------------------------------------

                        COMMON SHAREHOLDER

1. To elect three (3) Directors of the Fund:

        For All                  With-              For All
        Nominees                 hold                Except
          ---                     ---                 ---

                  (01) E. Val Cerutti
                  (02) Dugald A. Fletcher
                  (03) Anthony R. Pustorino

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending December 31, 2000.

          For               Against              Abstain
          ---                 ---                  ---


Please be sure to sign and date this proxy.

Date
                           ---------------------------------------

Shareholder sign here
                           ---------------------------------------

Co-owner sign here
                           ---------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of ___ this card.

CONTROL NUMBER:

RECORD DATE SHARES:

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
      COMMON This proxy is solicited on behalf of the Directors COMMON


The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible Securities Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2000 at 8:30 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.
The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR Proposal 2 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?


DO YOU HAVE ANY COMMENTS?

         [X]      PLEASE MARK VOTES
                  AS IN THIS EXAMPLE

------------------------------------------------------------------

          THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

------------------------------------------------------------------

                      PREFERRED SHAREHOLDER

1. To elect three (3) Directors of the Fund:

        For All                  With-              For All
        Nominees                 hold                Except
          ---                     ---                 ---

                  (01) E. Val Cerutti
                  (02) Dugald A. Fletcher
                  (03) Anthony R. Pustorino

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending December 31, 2000.

         For                 Against               Abstain
         ---                   ---                   ---


Please be sure to sign and date this proxy.

Date
                           ---------------------------------------

Shareholder sign here
                           ---------------------------------------

Co-owner sign here
                           ---------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of ___ this card.

CONTROL NUMBER:

RECORD DATE SHARES:

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PREFERRED     This proxy is solicited on behalf of the Directors    PREFERRED


The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible Securities Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2000 at 8:30 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.
The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR Proposal 2 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?




DO YOU HAVE ANY COMMENTS?